Execution

Guaranty Agreement

Dated as of October 21, 2013

Re:    Woodbury Mews III Urban Renewal, LLC and Woodbury Mews IV Urban Renewal, LLC

Guaranty

Table of Contents

(Not a part of the Agreement)

-i-

Guaranty Agreement

Re: Woodbury Mews III Urban Renewal, LLC and Woodbury Mews IV Urban
Renewal, LLC

This Guaranty Agreement dated as of October 21, 2013 (this “Guaranty”) is entered into by Sentio Healthcare Properties, Inc., together with any entity which may become a party hereto (hereinafter referred to as “Guarantor”).

Recitals

A.           Guarantor, directly or indirectly, is the holder of 100% of the Equity Interests of Woodbury Mews III Urban Renewal, LLC and Woodbury Mews IV Urban Renewal, LLC, each a limited liability company organized under the laws of the State of Delaware (collectively, the “Borrower”).

B.           The Borrower has entered into that certain Term Loan Agreement dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”) among the Borrower, KeyBank National Association, as Agent (the “Agent”) and each of the Lenders from time to time parties thereto (the “Lenders”), providing for, among other things, a Term Loan to the Borrower of up to $25,000,000 (herein, and as defined in the Loan Agreement, the “Loans”).

C.           The Agent and the Lenders have required as a condition of their making Loans that the Borrower cause the Guarantor to enter into this Guaranty, and the Borrower has agreed to cause the Guarantor to execute this Guaranty in order to induce the Agent and the Lenders to make the Loans and thereby benefit the Guarantor and its Subsidiaries by providing funds to the Borrower for the purposes described in Schedule 9.12 of the Loan Agreement.

Now, therefore, as required by Section 12.1.4 of the Loan Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Guarantor does hereby covenant and agree as follows:

Section 1.          Definitions.

Capitalized terms used herein shall have the meanings set forth in the Loan Agreement unless otherwise defined herein.

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Section 2.          Guaranty of Notes and Loan Agreement.

Guarantor does hereby irrevocably, absolutely and unconditionally guarantee, as primary obligor and not as surety, unto the Agent and the Lenders: (1) the full and prompt payment of (i) the principal of (but not more than 25% of such principal), and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including, to the extent permitted by applicable law, interest due on overdue payments of principal, or interest at the rate set forth in the Loan Agreement) and (ii) all fees (including, without limitation, any Fees) that shall become due and payable under the terms of the Loan Agreement, in each case, in federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Borrower of each and all of the obligations, covenants and agreements required to be performed or owed by the Borrower and the Loan Parties under the terms of the Loans, the Loan Agreement and all other Loan Documents to which the Borrower or any other Loan Party is a party, and (3) the full and prompt payment, (i) upon demand by Agent or any Lender of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Lenders under or in respect of the Loans, the Loan Agreement, the other Loan Documents or under this Guaranty or in any consultation or action in connection therewith or herewith and (ii) all other Obligations (as defined in the Loan Agreement). All amounts due, debts, liabilities and other obligations described in this Section 2 shall be hereinafter collectively referred to as the “Guaranteed Obligations.”

Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Guaranteed Obligations whether currently existing or hereafter incurred or created.

Section 3.          Guaranty of Payment and Performance.

This is an irrevocable, absolute and unconditional guarantee of payment and performance (but not of collection) and Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Loan, the Loan Agreement, any other Loan Document or any other Guaranteed Obligation be brought against the Borrower or any other Person or that resort be had to any direct or indirect security for the Guaranteed Obligations or for this Guaranty or any other remedy. Agent and any Lender may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Borrower or any other Person and without first resorting to any direct or indirect security for the Guaranteed Obligations or for this Guaranty or any other remedy. The liability of Guarantor hereunder shall in no way be affected or impaired by any acceptance by Agent or any Lender of any direct or indirect security for, or other guaranties of, any Indebtedness, liability or obligation of the Borrower or any other Person to Agent or any Lender or by any failure, delay, neglect or omission by Agent or any Lender to realize upon or protect any such guarantees, Indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by Agent or any such Lender.

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Section 4.          General Provisions Relating to the Guaranty.

(a)          Guarantor hereby consents and agrees that Agent or any Lender or Lenders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of Guarantor under this Guaranty, and upon such terms and conditions as Agent any such Lender or Lenders may deem advisable:

(1)         extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Indebtedness, liability or obligation of the Borrower or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of the Loan Agreement, any other Loan Document, any other agreement or waive this Guaranty; or

(2)         sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, Agent or any such Lender as direct or indirect security for the payment or performance of any Indebtedness, liability or obligation of the Borrower or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations; or

(3)         settle, adjust or compromise any claim of the Borrower against any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations.

Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(b)          Guarantor hereby waives, to the fullest extent permitted by law:

(1)         notice of acceptance of this Guaranty by the Agent or the Lenders or of the creation, renewal or accrual of any liability of the Borrower, present or future, or of the reliance of Agent or such Lenders upon this Guaranty (it being understood that every Indebtedness, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

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(2)         notice of the making of any additional Loans pursuant to the Loan Agreement;

(3)         demand of payment by Agent or any Lender from the Borrower or any other Person (including, without limitation, any other Guarantor) indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and

(4)         presentment for the payment by Agent or any Lender or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to Guarantor.

The obligations of Guarantor under this Guaranty and the rights of Agent and any Lender to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c)          The obligations of Guarantor hereunder shall be binding upon the Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

(1)         the genuineness, validity, regularity or enforceability of the Loans, the Loan Agreement, any other Loan Document or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Borrower or any other Person on or in respect of the Loan or under the Loan Agreement, any other Loan Document or any other agreement or the power or authority or the lack of power or authority of the Borrower to execute and deliver the Loan Agreement, any other Loan Document to which it is a party or any other agreement or of Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Borrower or any other Person as a legal entity; or

(2)         any default, failure or delay, willful or otherwise, in the performance by the Borrower, any Guarantor or any other Person of any obligations of any kind or character whatsoever under Guaranteed Obligations, the Loans, the Loan Agreement, this Guaranty, any other Loan Document, or any other agreement; or

(3)         any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Borrower, any Guarantor or any other Person or in respect of the property of the Borrower, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Borrower, any Guarantor or any other Person; or

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(4)         impossibility or illegality of performance on the part of the Borrower, any Guarantor or any other Person of its obligations (including, without limitation, the Guaranteed Obligations) under the Loans, the Loan Agreement, this Guaranty, any other Loan Document, or any other agreements; or

(5)         in respect of the Borrower or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Borrower or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Borrower or any other Person and whether or not of the kind hereinbefore specified; or

(6)         any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Borrower, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Borrower, any Guarantor or any other Person, or against any sums payable in respect of the Guaranteed Obligations, the Loans, under the Loan Agreement, this Guaranty or any other Loan Document, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(7)         any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Borrower, any Guarantor or any other Person of its respective obligations under or in respect of the Guaranteed Obligations, the Loans, the Loan Agreement, this Guaranty, any other Loan Document, or any other agreement; or

(8)         the failure of Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

(9)         any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Borrower, any Guarantor or any other Person to keep and perform any Guaranteed Obligation, any other obligation, covenant or agreement under the terms of the Loans, the Loan Agreement, this Guaranty, any other Loan Document, or any other agreement or failure to resort for payment to the Borrower, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

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(10)        the acceptance of any additional security or other guaranty, the advance of additional money to the Borrower or any other Person, the renewal or extension of the Loans or amendments, modifications, consents or waivers with respect to the Loans, the Loan Agreement, any other Loan Document or any other agreement, or the sale, release, substitution or exchange of any security for the Guaranteed Obligations; or

(11)        any merger or consolidation of the Borrower, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Borrower, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares or other equity interests of the Borrower, any Guarantor or any other Person; or

(12)        any defense whatsoever that: (i) the Borrower or any other Person might have to the payment of the Loans (including, principal, Fees or interest) or any other Guaranteed Obligations, other than payment thereof in Federal or other immediately available funds or (ii) the Borrower or any other Person might have to the performance or observance of any of the provisions of the Loans, the Loan Agreement, any other Loan Document or any other Guaranteed Obligations, whether through the satisfaction or purported satisfaction by the Borrower or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

(13)        any act or failure to act with regard to the Loans, the Loan Agreement, this Guaranty, any other Loan Document or any other agreement or Guaranteed Obligation or anything which might vary the risk of the Guarantor or any other Person; or

(14)        any other circumstance which might otherwise constitute a defense available to, or a discharge of the Guarantor or any other Person in respect of the obligations (including, without limitations, the Guaranteed Obligations) of Guarantor under this Guaranty or any other agreement or of the Guarantor or other Person under or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the Guarantor that the obligations of Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of the Guaranteed Obligations in accordance with their respective terms whenever the same shall become due and payable as in the Loan Agreement provided, at the place specified in and all in the manner and with the effect provided in the Loan Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Borrower shall default under or in respect of the terms of the Loans or the Loan Agreement or any other Loan Document to which the Borrower is a party and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Borrower under the Loans or the Loan Agreement or any other Loan Document to which the Borrower is a party, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

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(d)          All rights of Agent and any Lender under this Guaranty shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Loan (or portion thereof) held by such Lender whether with or without the consent of or notice to the Guarantor under this Guaranty or to the Borrower.

(e)          To the extent of any payments made under this Guaranty, the Guarantor shall be subrogated to the rights of the Agent or any Lenders upon whose Guaranteed Obligations such payment was made, but Guarantor covenants and agrees that such right of subrogation and any and all claims of Guarantor against the Borrower, any endorser or other Guarantor or against any of their respective properties shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all of the Guaranteed Obligations and satisfaction by the Borrower of its Obligations under the Loan Agreement and the other Loan Documents to which the Borrower is a party and by the Guarantor of its obligations under this Guaranty and the other Loan Documents to which Guarantor is a party, and the Guarantor shall not take any action to enforce such right of subrogation, and the Guarantor shall not accept any payment in respect of such right of subrogation, until all of the Guaranteed Obligations payable by the Guarantor hereunder have indefeasibly been finally paid in cash in full and all of the Guaranteed Obligations of the Borrower and the Guarantor under this Guaranty and the other Loan Documents to which Guarantor is a party have been satisfied. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from the Borrower, all rights, Liens and security interests of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower shall be and hereby are subordinated to the rights, if any, of the Agent and the Lenders in those assets. Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in cash in full and satisfied.

(f)          Guarantor agrees that to the extent the Borrower or any other Person makes any payment on any Guaranteed Obligation, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to Guarantor’s obligations hereunder, as if said payment had not been made. The liability of Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to Agent or any Lender from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

(g)          Neither Agent nor any Lender shall be under any obligation: (1) to marshall any assets in favor of the Guarantor (or Borrower) or in payment of any or all of the liabilities of the Borrower under or in respect of Guaranteed Obligations or under any Loan Documents or (2) to pursue any other remedy that the Guarantor (or Borrower) may or may not be able to pursue themselves and that may lighten the Borrowers’ (or Guarantor’s) burden, any right to which Guarantor hereby expressly waives.

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(h)          Guarantor expressly authorizes the Agent to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of Guarantor hereunder. To the fullest extent permitted by applicable law, Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party of the unenforceability of Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Agent may, at its election, foreclose on any security held by it by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise ay other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

Section 5.          Representations and Warranties of the Guarantor.

Guarantor represents and warrants to Agent and each Lender that:

(a)          Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of Guarantor and the Borrower and its subsidiaries, taken as a whole, or (2) the ability of Guarantor to perform its obligations under this Guaranty or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a “Material Adverse Effect”). Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and the other Loan Documents to which Guarantor is a party and to perform the provisions hereof and thereof.

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(b)          Each subsidiary of Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(c)          This Guaranty and each Loan Document to which Guarantor is a party has been duly authorized by all necessary action on the part of Guarantor, and this Guaranty and each Loan Document to which Guarantor is a party constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)          The execution, delivery and performance by Guarantor of this Guaranty and each Loan Document to which Guarantor is a party will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Liens contemplated by the Loan Documents) in respect of any property of Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or Loan Agreement, lease, organizational document or any other agreement or instrument to which Guarantor or any of its subsidiaries is bound or by which Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Guarantor or any of its subsidiaries.

(e)          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by Guarantor of this Guaranty and each Loan Document to which Guarantor is a party.

(f)          (1) There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor or any of its subsidiaries or any property of Guarantor or any of its subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(2)         Neither Guarantor nor any of its subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws and Regulations) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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(g)          Guarantor expects to derive a direct benefit (and its board of directors or other governing body had determined that it may reasonably be expected to derive such benefit) from: (1) the Loans to finance its business; (2) the successful operations of Borrower individually and as a group; (3) its rights of contribution and subrogation against the Borrower as provided herein or under applicable law; and (4) the Loan Agreement and the other Loan Documents.

(h)          Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

Section 6.          Amendments, Waivers and Consents.

(a)          This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of Guarantor and the Required Lenders, except that (but subject to the terms of Section 16.1 of the Loan Agreement) (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to Agent or any Lender unless consented to by Agent or such Lender in writing, and (2) no such amendment or waiver may, without the written consent of each Lender, (i) change the percentage of the principal amount of the Loans which are required to consent to any such amendment or waiver or (ii) amend Section 2 or this Section 6.

(b)          The Guarantor will provide Agent and each Lender (irrespective of the amount of Loans then held by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable Agent and such Lender to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to Agent and each Lender promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Lenders.

(c)          Any amendment or waiver consented to as provided in this Section 6 applies equally to Agent and all Lenders affected thereby and is binding upon them and upon each future Lender and upon the Guarantor. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantor, Agent and any Lender nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of Agent or any Lender. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

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Section 7.          Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(1)         if to Agent or a Lender, to Agent or such Lender or its nominee at the address specified for such communications in Section 16.3 of the Loan Agreement or at such other address as Agent or such Lender shall have specified to Guarantor or the Borrower in writing, or

(2)         if to Guarantor, c/o the Borrower at its address set forth in Annex B of the Loan Agreement to the attention of each of the Chief Financial Officer of the Borrower, or at such other address as Guarantor shall have specified to the Agent and Lenders in writing.

Notices under this Section 7 will be deemed given in accordance with the provisions of Section 16.3 of the Loan Agreement.

Section 8.          Miscellaneous.

(a)          No Remedy Exclusive. No remedy herein conferred upon or reserved to Agent or any Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Agent or any Lender to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for Agent or such Lender to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

(b)          Payments. Guarantor will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose for Agent or such Lender in Article 2 and Section 10.3 of the Loan Agreement, or by such other method or at such other address as Agent or any Lender shall have from time to time specified to Guarantor or the Borrower on behalf of Guarantor in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

(c)          [Intentionally Omitted.

(d)          [Intentionally Omitted.

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(e)          Partial Unenforceability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(f)          Continued Enforceability. If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against Guarantor for any reason whatsoever, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantor.

(g)          Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Agent and each Lender and its successors and assigns so long as its Loans and the other Guaranteed Obligations remain outstanding and unpaid.

(h)          Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(i)          Choice of Law. This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(j)          Submission to Jurisdiction. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York court or any federal court located in New York County, New York, New York for the adjudication of any matter arising out of or relating to this Guaranty, and consents to the service of all writs, process and summonses by registered or certified mail out of any such court or by service of process on Guarantor at its address to which notices are to be given pursuant to Section 7 hereof and hereby waives any requirement to have an agent for service of process in the State of New York. Nothing contained herein shall affect the right of Agent or any Lender to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where Guarantor may be amenable to suit. Guarantor hereby irrevocably waives any objection to any suit, action or proceeding in any New York court or federal court located in New York County, New York, New York on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Guaranty

In witness whereof, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of the date first written above.

Sentio Healthcare Properties, Inc.

By: /s/ John Mark Ramsey
Printed Name: John Mark Ramsey
Its Authorized Representative

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